                                PricewaterhouseCoopers LLP

                                PricewaterhouseCoopers Center

                                300 Madison Avenue

                                New York, NY 10017

February 2, 2005

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Commissioners:

We have read the statements made by NWH, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of  NWH’s Form 8-K report dated February 1, 2005.  We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP